THE INFINITY MUTUAL FUNDS, INC. ISG FUNDS
                               CAPITAL GROWTH FUND
                               EQUITY INCOME FUND
                                   INCOME FUND
                        LIMITED TERM U.S. GOVERNMENT FUND
                            LIMITED TERM INCOME FUND
                     LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                            TENNESSEE TAX-EXEMPT FUND
                             PRIME MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
             CLASS A SHARES, CLASS B SHARES AND INSTITUTIONAL SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 24, 1998
                          As Revised, January 22, 1999

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the ISG Funds listed above (each, a "Fund" and collectively, the "Funds") of The Infinity Mutual Funds, Inc. (the "Company"), dated November 9, 1998, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Funds and not to any of the Company's other portfolios.

     First American National Bank (the "Adviser") serves as each Fund's investment adviser.

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Fund's administrator and distributor.

     The Treasury Money Market Fund does not offer Class B Shares.

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                                TABLE OF CONTENTS
                                                                           PAGE

Investment Objectives and Management Policies............................  B-3
Management of the Company................................................  B-27
Management Arrangements..................................................  B-29
Purchase and Redemption of Shares........................................  B-35
Determination of Net Asset Value.........................................  B-40
Performance Information..................................................  B-42
Dividends, Distributions and Taxes.......................................  B-47
Portfolio Transactions...................................................  B-50
Information About the Funds..............................................  B-52
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors................................  B-56
Financial Statements.....................................................  B-56
Appendix.................................................................  B-57

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                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "DESCRIPTION OF THE FUNDS" AND "APPENDIX."


PORTFOLIO SECURITIES


          BANK OBLIGATIONS. (All Funds, except the Limited Term U.S. Government Fund and Treasury Money Market Fund) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Money Market Fund's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.


          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.


          Each of these Funds may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided the Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Fund will own more than one such CD per such issuer.

          Each of these Funds may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co- Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co- Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          Under normal circumstances, and as a matter of fundamental policy, the Prime Money Market Fund will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Prime Money Market Fund should be in a temporary defensive position, the Fund may invest less than 25% of its total assets in the banking industry; during such times the Prime Money Market Fund's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Money Market Fund.

          REPURCHASE AGREEMENTS. (All Funds) Each Fund may enter into repurchase agreements. The Fund's custodian or sub- custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Company's Board and repurchase agreements maturing in more than seven days. Commercial paper issues include securities issued by major corporations without registration under the Securities Act of 1933, as amended ("1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Where a substantial market of qualified institutional buyers has developed for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Adviser to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          FORWARD COMMITMENTS. (All Funds) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

          MORTGAGE-RELATED SECURITIES. (Income Fund, Capital Growth Fund, Equity Income Fund and Limited Term Income Fund) Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.


GOVERNMENT AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

GOVERNMENT RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the Untied States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.


COMMERCIAL MORTGAGE-RELATED SECURITIES--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.


          Each of these Funds may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage- related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage- related securities.


          The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Funds also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--Each of these Funds also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass- through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.


REAL ESTATE INVESTMENT TRUSTS--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


          STANDARD & POOR'S DEPOSITARY RECEIPTS. (Capital Growth Fund and Equity Income Fund) These securities, commonly referred to as "spiders," represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the Standard & Poor's 500 Index or the Standard & Poor's MidCap 400 Index, as the case may be.

          MUNICIPAL OBLIGATIONS. (Income Fund, Limited Term Income Fund, Limited Term Tennessee Tax-Exempt Fund, Tennessee Tax-Exempt Fund and, to a limited extent, Prime Money Market Fund) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.


          Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.


          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the advisory and administration fees, as well as other Fund operating expenses, will have the effect of reducing the yield to investors.

          Each of the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which these Funds may invest may contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Company's Board of Directors has established guidelines for the Adviser to determine the liquidity and appropriate valuation of lease obligations based on factors which include:
(1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

          Each of the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, each of these Funds expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.

          RATINGS OF MUNICIPAL OBLIGATIONS. Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

          The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1997 computed on a monthly basis, for the Tennessee Tax-Exempt Fund and Limited Term Tax-Exempt Fund was as follows:


                                                 Percentage of Value
                                       ---------------------------------------
                                                            Limited Term
                                           Tennessee         Tennessee
                                           Tax-Exempt        Tax-Exempt
MOODY'S       Fitch           S&P             Fund              Fund
-------       -----           ---          ----------        ----------
                                              59.3%              50.4%
Aaa           AAA             AAA             35.9%              31.9%
Aa            AA              AA               4.8%              17.7%
                                              -----             ------
A             A               A              100.0%             100.0%
                                             ======             ======


Management Policies


          OPTIONS TRANSACTIONS. (Capital Growth Fund and Equity Income Fund) Each of the Capital Growth Fund and Equity Income Fund may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for the Fund writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on its portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the- money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the- money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

          So long as the Fund's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          While it may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options written by the Fund as illiquid securities.

          Each of these Funds will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

          STOCK INDEX OPTIONS. (Capital Growth Fund and Equity Income Fund) Each of the Capital Growth Fund and Equity Income Fund may purchase and write put and call options on stock indexes to the extent of 15% of the value of its net assets. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (Capital Growth Fund, Equity Income Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund) Upon exercise of an option, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

          LENDING PORTFOLIO SECURITIES. To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For purposes of this policy, each Fund considers collateral consisting of U.S. Government securities to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

          REVERSE REPURCHASE AGREEMENTS. (Prime Money Market Fund and Treasury Money Market Fund) Each of these Funds may enter into reverse repurchase agreements. The Fund will maintain in a segregated account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission.


INVESTMENT CONSIDERATIONS AND RISK FACTORS


          INVESTING IN TENNESSEE MUNICIPAL OBLIGATIONS. (Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund) Investors in the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund should consider carefully the special risks inherent in such Funds' investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Tennessee (the "State") and various local agencies, available as of the date of the Statement of Additional Information. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


          In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

          The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1994-95. Beginning January 1, 1994, the State of Tennessee received a waiver from the Federal government to replace Medicaid with the new program, TennCare. TennCare was implemented to help control the increasing cost of health care and to provide insurance coverage not only to previous Medicaid eligible individuals but also to uninsured Tennesseans. Due principally to inaccurate funding assumptions with respect to TennCare program, the fiscal ended June 30, 1995 had an estimated budgetary shortfall of $126 million.

          Despite the budgetary concerns caused by the costs associated with implementing TennCare, the economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last eleven years. Investments announced in new and expanding business exceeded $1 billion in each of those years and exceeded $2 billion in the last two years. The $3.2 billion in announced capital investments in 1989 was the single largest year and exceeded the $2.78 billion in 1985 when Saturn Corporation chose Tennessee for its plant site. This growth created 23,800 new jobs in Tennessee for the year ended June 1994.

          The Tennessee General Assembly enacted a balanced budget for fiscal year 1994-95. The budget included a two percent salary increase for State employees, public higher education employees and teachers in the public school system effective on July 1, 1994, and another two percent salary increase effective on October 1, 1994. The revenue estimates were officially revised at March 1 when the budget for the fiscal year 1995-96 was presented to the General Assembly.

          Actual revenue collections for fiscal year 1994-95 through January 1995 reflected increases of 9.68% for the sales tax and 17.45% for the combined excise tax and franchise tax. Total growth in collections, excluding the health services tax, is 9.07%. Expenditures for TennCare (a recently implemented managed care program for Tennessee's poor and uninsured, under a Medicaid waiver), the housing of state prisoners, institutional operating costs in prisons, the children's plan and some other services were in excess of the original budgeted amounts for fiscal year 1994-95. Supplemental appropriations were accommodated within the revised revenue estimates and a proposal to use one-time reserves. The recommended budget for 1995-96 continues the funding of improvements in the Basic Education Program for public schools and begins funding teacher salary equalization. It funds TennCare and the Administration's proposed crime legislation. The revenue estimates for fiscal year 1995-96 assumed a 6.3% growth in the sales tax, and a 5.0% growth in the excise and franchise taxes. The assumed growth in all collections by the Department of Revenue is 5.08%. The Revenue Fluctuation Reserve was reduced to $101.4 million at June 30, 1994 due to accrued liabilities in the children's plan and other programs. The new budget maintains the reserve at $101.4 million for fiscal years 1994-95 and 1995-96.

          On March 22, 1993, the Tennessee Supreme Court affirmed a lower court decision that funding for the pubic school system in Tennessee is unconstitutional because citizens in more affluent school districts receive greater educational funding. The case was remanded to the trial court for further proceedings with respect to the State's providing additional funding to less affluent school systems. After substantial subsequent litigation, the Tennessee Supreme Court issued on February 16, 1995, an opinion approving the State's plan set forth in the Educational Improvement Act of 1992 with the modification that the plan should also include a provision to equalize teachers' salaries in the same way that other expenditures were to be equalized under the program. The result of this decision may be that the State must provide additional funding to less affluent school systems. Currently, the general obligation ratings for the State are Aaa by Moody's, AA+ by S&P and AAA by Fitch.


          LOWER RATED SECURITIES. (Capital Growth Fund and Equity Income Fund) Each of the Capital Growth Fund and Equity Income Fund is permitted to invest in securities rated as low as Ba by Moody's or BB by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff"). Such securities, though higher yielding, are characterized by risk. See "Description of the Funds--Investment Considerations and Risk Factors--Lower Rated Securities Risk" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities are considered by S&P, Moody's, Fitch and Duff generally to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.


          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.


          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.


          Each of these Funds may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund does not have any arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."


INVESTMENT RESTRICTIONS


          Each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies and the Prime Money Market Fund has adopted investment restrictions numbered 14 and 15 and each other Fund has adopted investment restriction number 16 as additional fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company's Directors at any time. No Fund may:

          1. Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except that each Fund may borrow up to 33-1/3% of the value of its total assets. For purposes of this investment restriction, a Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board of Directors.

          5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities, and except that the Tennessee Tax-Exempt Fund, Limited Term Tennessee Tax-Exempt Fund, Limited Term Income Fund and Income Fund each may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). A Fund's investments permitted under Investment Restriction Nos. 1, 3, 9 and 10 are not considered senior securities for purposes of this Investment Restriction.

          7. Purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          8. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns as a shareholder in accordance with its views.


          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


          10. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Funds' Prospectus and this Statement of Additional Information.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.


          12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.


          The following investment restriction number 13 is a non-fundamental policy which applies to each Fund, except the Prime Money Market Fund and Treasury Money Market Fund. None of these Funds may:

          13. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          The following investment restrictions numbered 14 and 15 are fundamental policies which apply only to the Prime Money Market Fund. The Prime Money Market Fund may not:

          14. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Money Market Fund's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Money Market Fund.

          15. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Money Market Fund may invest more than 25% of its assets in bank obligations.

          The following investment restriction number 16 is a fundamental policy which applies to each Fund, except the Prime Money Market Fund. None of these Funds may:

          16. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that, in the case of the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund, there shall be no such limitation on the purchase of tax exempt municipal obligations and, in the case of each Fund, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          For purposes of Investment Restriction No. 16, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.






                            MANAGEMENT OF THE COMPANY

          Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE COMPANY

*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS. An employee of BISYS Fund Services, Inc., BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 60 years old and his address is 90 Park Avenue, New York, New York 10016.


NORMA A. COLDWELL, DIRECTOR. International Economist and Consultant;
          Executive Vice President of Coldwell Financial Consultants; Trustee and Treasurer of Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital Markets, S.A. (Montevideo, Uruguay); formerly, Chief International Economist of Riggs National Bank, Washington, D.C. She is 72 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, DIRECTOR. Former Executive Vice President and Chief
          Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991; Senior Vice President and Chief Financial Officer of American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 66 years old and his address is 40 Grosvenor Road, Short Hills, New Jersey 07078.

WILLIAM W. McINNES, DIRECTOR. Private investor. From July 1978 to February
          1993, he was Vice-President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR. Private investor. Since 1991, President
          Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co. He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living Church Foundation and Hoosac School. He is 71 years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.


OFFICERS OF THE COMPANY


JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY. An employee of
          BISYS Fund Services, Inc. since July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, VICE PRESIDENT. An employee of BISYS Fund Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.


GARY R. TENKMAN, TREASURER. An employee of BISYS Fund Services, Inc. since
          April 1998, and an officer of other investment companies administered by BISYS or its affiliates. For more than five years prior thereto, he was an audit manager with Ernst & Young LLP. He is 34 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.


ROBERT L. TUCH, ASSISTANT SECRETARY. An employee of BISYS Fund Services, Inc.
          since June 1991, and an officer of other investment companies administered by BISYS or its affiliates. From July 1990 to June 1991, he was Vice President and Associate General Counsel with National Securities Research Corp. Prior thereto, he was an Attorney with the Securities and Exchange Commission. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT SECRETARY. An employee of BISYS Fund Services, Inc.
          and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.


          For so long as the Distribution Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

          Directors and officers of the Company, as a group, owned less than 1% of any Fund's shares of common stock outstanding on December 31, 1998.

          The Company does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Company for year ended December 31, 1997 was as follows:

                                                        Total Compensation
                              Aggregate                     From Company
 Name of Board            Compensation from            and Fund Complex Paid
     Member                   Company*                   to Board Member


 Norma A. Coldwell             $18,000                        $18,000
 Richard H. Francis            $18,000                        $18,000
 William W. McInnes            $18,000                        $18,000
 Robert A. Robinson            $18,000                        $18,000


-------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,422 for all Directors as a group.


                             MANAGEMENT ARRANGEMENTS


          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS."

          INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on November 11, 1997. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Adviser's services, the Company has agreed to pay the Adviser a monthly investment advisory fee at the annual rate of .50 of 1% of the value of Limited Term Income Fund's, Income Fund's, Tennessee Tax-Exempt Fund's, Limited Term Tennessee Tax-Exempt Fund's and Limited Term U.S. Government Fund's average daily net assets, .65 of 1% of the value of the Capital Growth Fund's and Equity Income Fund's average daily net assets, and .25 of 1% of the value of the Prime Money Market Fund's and Treasury Money Market Fund's average daily net assets. Prior to January 30, 1998, the fee payable by the Prime Money Market Fund to the Adviser was .25 of 1% of the value of such Fund's average daily net assets, less any amount payable by the Prime Money Market Fund to Barnett Capital Advisors, Inc. (the "Sub-Adviser"), the Fund's sub-investment adviser prior to such date. Pursuant to a Sub- Investment Advisory Agreement among the Company, the Adviser and the Sub-Adviser, which was terminated as of January 30, 1998, the Company agreed to pay the Sub-Adviser a monthly fee at the annual rate of .15 of 1% of the value of the Prime Money Market Fund's average daily net assets. For the fiscal years ended December 31, 1995, 1996 and 1997, $491,561, $519,442 and $496,933, respectively, was payable by the Limited Term Income Fund, and $463,502, $456,926 and $502,268, respectively, was payable by the Tennessee Tax-Exempt Fund pursuant to the Agreement. The Adviser waived $72,002 and $78,469 of such fees payable for the fiscal year ended December 31, 1997 by the Limited Term Income Fund and Tennessee Tax-Exempt Fund, respectively, resulting in net fees being paid to the Adviser of $424,931 by the Limited Term Income Fund and $423,799 by the Tennessee Tax-Exempt Fund during 1997. For the period April 1, 1996 (commencement of operations) through December 31, 1996, and for the fiscal year ended December 31, 1997, $214,961 and $783,646, respectively, was payable by the Capital Growth Fund and $136,354 and $328,302, respectively, was payable by the Income Fund pursuant to the Agreement. The Adviser waived $141,465 and $55,665 of such fees payable for the fiscal year ended December 31, 1997 by the Capital Growth Fund and Income Fund, respectively, resulting in net fees being paid to the Adviser of $642,181 by the Capital Growth Fund and $272,637 by the Income Fund during 1997. For the fiscal years ended December 31, 1995, 1996 and 1997, $64,959, $74,618 and $80,064, respectively, was payable by the Prime Money Market Fund and $358,127, $459,479 and $474,129, respectively, was payable by the Treasury Money Market Fund pursuant to the Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, $97,438, $111,623 and $120,097,
respectively, was payable by the Prime Money Market Fund to the Sub-Adviser. For the period February 27, 1997 (commencement of operations) through December 31, 1997, $332,185 was payable by the Equity Income Fund, $81,110 was payable by the Limited Term U.S. Government Fund and $93,669 was payable by the Limited Term Tennessee Tax-Exempt Fund pursuant to the Agreement. The Adviser waived $65,601, $41,559 and $34,669 of such fees payable for the period ended December 31, 1997 by the Equity Income Fund, Limited Term U.S. Government Fund and Limited Term Tennessee Tax-Exempt Fund, respectively, resulting in net fees being paid to the Adviser of $266,584 by the Equity Income Fund, $39,551 by the Limited Term U.S. Government Fund and $59,000 by the Limited Term Tennessee Tax-Exempt Fund during 1997.

          ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated October 29, 1998 with the Company. As to each Fund, the Administration Agreement will continue until October 31, 2003 and thereafter is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on August 12, 1998. As to each Fund, the Administration Agreement is terminable without penalty, at any time if for cause, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          As compensation for BISYS' services, the Company has agreed to pay BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of the Prime Money Market Fund's and Treasury Money Market Fund's average daily net assets and .15 of 1% of the value of each other Fund's average daily net assets. For the fiscal years ended December 31, 1995, 1996 and 1997, $147,468, $155,644 and $149,081, respectively, was payable to BISYS or the Funds' predecessor administrator during such periods by the Limited Term Income Fund, and $139,051, $137,079 and $150,681, respectively, was payable to BISYS or the Funds' predecessor administrator by the Tennessee Tax-Exempt Fund pursuant to the Administration Agreement. For the period April 1, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, $49,609 and $180,842, respectively, was payable by the Capital Growth Fund and $40,906 and $98,491, respectively, was payable by the Income Fund pursuant to the Administration Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, $64,959, $74,618 and $80,064, respectively, was payable to BISYS or the Funds' predecessor administrator during such periods by the Prime Money Market Fund and $143,251, $183,791 and $189,650, respectively, was payable to BISYS or the Funds' predecessor administrator by the Treasury Money Market Fund. For the period February 27, 1997 (commencement of operations) through December 31, 1997, $76,658 was payable to BISYS by the Equity Income Fund, $24,333 was payable to BISYS by the Limited Term U.S. Government Fund and $28,101 was payable to BISYS by the Limited Term Tennessee Tax-Exempt Fund pursuant to the Administration Agreement. BISYS waived $17,844 and $20,607 of such fee payable by the Limited Term U.S. Government Fund and Limited Term Tennessee Tax-Exempt Fund, respectively, resulting in net fees paid to BISYS of $6,489 by the Limited Term U.S. Government Fund and $7,494 by the Limited Term Tennessee Tax-Exempt Fund during 1997.

          DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of each Fund's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated November 11, 1997, with the Company. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by the Company to BISYS for its distribution services.

          For fiscal years ended December 31, 1995 and 1996, BISYS did not retain any amounts from sales loads on shares of any Fund. For the fiscal year ended December 31, 1997, BISYS retained $28,514 and re-allowed $28,434 to affiliated broker/dealers of the Company from sales loads on Class A Shares.

          DISTRIBUTION PLAN. (Applicable only with respect to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund and Class B Shares of each Fund offering Class B Shares) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Directors have adopted such a plan (the "Distribution Plan") with respect to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund and Class B Shares of each Fund offering Class B Shares pursuant to which each such Fund pays BISYS for advertising, marketing and distributing Class A Shares and Class B Shares at an annual rate of .25% and
 .75% of the value of Class A Shares and Class B Shares, respectively. The Company's Directors believe that there is a reasonable likelihood that the Distribution Plan will benefit each such Fund and the holders of its Class A Shares and Class B Shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Class A Shares and Class B Shares may bear for distribution pursuant to the Distribution Plan without approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on November 11, 1997. As to each Class, the Distribution Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement will terminate automatically, as to the relevant Class, in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year ended December 31, 1997, with respect to Class A Shares pursuant to the Distribution Plan, $193,649 was payable by the Limited Term Income Fund, of which amount BISYS waived receipt of $192,875, $189,842 was payable by the Tennessee Tax-Exempt Fund, of which amount BISYS waived receipt of $189,623, $46,847 was payable by the Limited Term Tennessee Tax-Exempt Fund, all of which was waived by BISYS, $88,282 was payable by the Equity Income Fund, of which amount BISYS waived receipt of $88,242, $214,963 was payable by the Capital Growth Fund, of which amount BISYS waived receipt of $214,887, $120,305 was payable by the Income Fund, of which amount BISYS waived receipt of $120,300, and $40,554 was payable by the Limited Term U.S. Government Fund, all of which was waived by BISYS.

          SHAREHOLDER SERVICES PLAN. The Company's Directors have adopted a shareholder services plan (the "Shareholder Services Plan") pursuant to which each such Fund pays BISYS for the provision of certain services to the holders of such shares at an annual rate of .15% of the value of the average daily net assets represented by Institutional Shares and Class A Shares (.25% in the case of the Prime Money Market Fund and Treasury Money Market Fund) and at an annual rate of .25% of the value of the average daily net assets represented by Class B Shares. The Company's Directors believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and its shareholders.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in the related Shareholder Services Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on November 11, 1997. The Shareholder Services Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in the Shareholder Services Plan agreements. A Shareholder Services Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Shareholder Services Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

          For the fiscal year ended December 31, 1997, fees paid pursuant to the Shareholder Services Plan with respect to Class A Shares by the Prime Money Market Fund and Treasury Money Market Fund amounted to $93,044 and $201,894, respectively.

          EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by others. The expenses borne by the Company include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Fund's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.



                        PURCHASE AND REDEMPTION OF SHARES


          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."

          TERMS OF PURCHASE. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

          SALES LOADS. (Applicable to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund) The scale of sales loads applies to purchases of Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below are examples of the method of computing the offering price of Class A Shares. The examples assume a purchase of Class A Shares of the indicated Fund aggregating less than $50,000 subject to the current schedule of sales charges set forth in the Funds' Prospectus for Class A Shares at a price based upon the net asset value of the Fund's Class A Shares on December 31, 1997:

CAPITAL GROWTH FUND*:


         Net Asset Value per Share                          $12.80

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                      $ 0.64
                                                            ------

         Per Share Offering Price to
            the Public                                      $13.44
                                                            ======


EQUITY INCOME FUND*:


         Net Asset Value per Share                          $10.37

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                      $ 0.52
                                                            ------

         Per Share Offering Price to
            the Public                                      $10.89
                                                            ======
-----------


* Class A Shares of the Capital Growth Fund and Equity Income Fund purchased by shareholders beneficially owning Class A Shares of such Funds on September 30, 1997 are subject to a different sales load schedule, as described under "How to Buy Shares" in the Funds' Prospectus.

LIMITED TERM INCOME FUND:


         Net Asset Value per Share                          $ 9.99

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                      $ 0.31
                                                            ------

         Per Share Offering Price to
            the Public                                      $10.30
                                                            ======


LIMITED TERM U.S. GOVERNMENT FUND:


         Net Asset Value per Share                          $10.12

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                      $ 0.31
                                                            ------

         Per Share Offering Price to
            the Public                                      $10.43
                                                            ======


LIMITED TERM TENNESSEE TAX-EXEMPT FUND:


         Net Asset Value per Share                          $10.13

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                      $ 0.31
                                                            ------

         Per Share Offering Price to
            the Public                                      $10.44
                                                            ======



TENNESSEE TAX-EXEMPT FUND:


         Net Asset Value per Share                          $10.18

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                      $ 0.31
                                                            ------

         Per Share Offering Price to
            the Public                                      $10.49
                                                            ======



INCOME FUND:


         Net Asset Value per Share                          $10.25

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                      $ 0.32
                                                            ------

          Per Share Offering Price to the Public            $10.57
                                                            ------


         "SWEEP" PROGRAM. (Applicable to the Prime Money Market Fund and Treasury Money Market Fund Only) Shares of the Prime Money Market Fund and Treasury Money Market Fund may be purchased through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Fund. The customer becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by BISYS Fund Services Ohio, Inc. (the "Transfer Agent") in book- entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Company with regard to shares of the Funds. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

          To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Fund's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

          All agreements which relate to the service are with the financial institution. Neither BISYS nor the Company is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Company or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Fund's shares. Any fees charged by the financial institution effectively reduces the Fund's yield for those customers.


          REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


          STOCK CERTIFICATES; SIGNATURES. Any certificate representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guaranties may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.

          REDEMPTION COMMITMENT. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund is valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.



                        DETERMINATION OF NET ASSET VALUE


          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

          GENERAL. Expenses and fees, including the advisory fee and fees paid pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class of Fund shares.

          CAPITAL GROWTH FUND AND EQUITY INCOME FUND. Each of these Funds' securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Debt securities maturing in 60 days or less are carried at amortized cost, which approximates value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors.


          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.


          INCOME FUND, LIMITED TERM INCOME FUND AND LIMITED TERM U.S. GOVERNMENT FUND. Each of these Funds' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          TENNESSEE TAX-EXEMPT FUND AND LIMITED TERM TENNESSEE TAX- EXEMPT FUND. Each of these Funds' investments are valued by the Service. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          PRIME MONEY MARKET FUND AND TREASURY MONEY MARKET FUND. The valuation of each of these Funds' investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Board of Directors has agreed, as a particular responsibility within the overall duty of care owed to each of these Funds' investors, to establish procedures reasonably designed to stabilize each such Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Fund's net asset value calculated by using available market quotations or market equiva lents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

          The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.



                             PERFORMANCE INFORMATION


          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "PERFORMANCE INFORMATION."

          Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          The current yield for Class A Shares of each indicated Fund for the 30-day period ended December 31, 1997 was as follows:

                                                                NET OF ABSORBED
NAME OF FUND                               CURRENT YIELD           EXPENSES

Equity Income Fund                             2.10%                  1.25%

Limited Term U.S.
   Government Fund                             5.46%                  4.90%

Limited Term Income Fund                       5.92%                  5.21%

Limited Term Tennessee
  Tax-Exempt Fund                              3.78%                  3.30%

Income Fund                                    5.89%                  5.18%

Tennessee Tax-Exempt Fund                      4.14%                  3.44%



          Based upon a combined 1997 Federal and Tennessee income tax rate of 40.89%, the tax equivalent yield for Class A Shares of the Limited Term Tennessee Tax-Exempt Fund and Tennessee Tax- Exempt Fund for the 30-day period ended December 31, 1997 was as follows:

NAME OF FUND                             TAX EQUIVALENT         NET OF ABSORBED
                                            YIELD                  EXPENSES

Limited Term Tennessee
  Tax-Exempt Fund                            6.28%                    5.48%

Tennessee Tax-Exempt Fund                    7.00%                    5.82%



          Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

          The tax equivalent yield quoted above represents the application of the highest Federal and State of Tennessee marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. For Tennessee personal income tax purposes, a 6.00% tax rate has been used. For the fiscal period ended December 31, 1997, 78.5% of the Tennessee Tax-Exempt Fund's assets and 96.95% of the Limited Term Tennessee Tax-Exempt Fund's assets were invested in Tennessee Municipal Obligations, which reduced the effect of the State's tax rate to 1.29% and 0.19%, respectively. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B, the maximum applicable contingent deferred sales charge ("CDSC") has been paid upon redemption at the end of the period.


          The average annual total return for Class A Shares of each Fund for the indicated period ended December 31, 1997 was as follows:

NAME OF FUND                             1-YEAR         5-YEARS       10-YEARS

Capital Growth Fund(1)                   24.62%         15.41%        13.43%

Equity Income Fund(1)                    26.22%         14.36%        13.44%

Limited Term U.S. Government
     Fund(1)                              2.97%          4.45%         6.50%

Limited Term Income Fund                  3.26%          4.79%(2)       N/A

Limited Term Tennessee
     Tax-Exempt Fund(1)                   2.22%          3.24%         4.73%

Income Fund(1)                            5.40%          5.69%         7.36%

Tennessee Tax-Exempt Fund                 3.87%          3.78%(2)       N/A



---------------------

1 The Capital Growth Fund and Income Fund commenced operations on April 1, 1996, and the Equity Income Fund, Limited Term Tennessee Tax-Exempt Fund and Limited Term U.S. Government Fund commence operations on February 28, 1997, through a transfer of assets from common trust funds managed by the Adviser, using substantially the same investment objective, policies, restrictions and methodologies as the corresponding Fund. The performance information set forth above for each such Fund includes the performance of its predecessor common trust fund for the period prior to the commencement of operations of the Fund, as adjusted to reflect the maximum operating expenses that may be charged the respective Fund. The common trust funds did not charge any expenses. This performance information is not necessarily indicative of the future performance of a Fund. Because each Fund is actively managed, its investments will vary from time to time and will not be identical to the past Fund investments of the predecessor. Moreover, the predecessor common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the common trust funds' performance.


2 For the period March 28, 1994 (commencement of operations) through December 31, 1997.


          Total return is calculated by subtracting the amount of the maximum offering price per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable
CDSC), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A Shares or without giving effect to any applicable CDSC at the end of the period for Class B Shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A Shares or any applicable CDSC with respect to Class B Shares, which, if reflected, would reduce the performance quoted.


          The total return for Class A Shares of each Fund for the period from commencement of operations of the Fund through December 31, 1997 was as follows:

                                      BASED ON MAXIMUM          BASED ON NET
NAME OF FUND                          OFFERING PRICE            ASSET VALUE

Capital Growth Fund(1)                     41.00%                   48.06%

Equity Income Fund(2)                      18.29%                   24.20%

Limited Term U.S.
   Government Fund(2)                       2.37%                    5.54%

Limited Term Income Fund(3)                21.42%                   23.98%

Limited Term Tennessee
   Tax-Exempt Fund(2)                       1.13%                    4.26%

Income Fund(1)                              9.74%                   13.14%

Tennessee Tax-Exempt Fund(3)               16.32%                   19.92%



-----------------------

1 For the period from April 1, 1996 (commencement of operations) through December 31, 1997.

2 For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

3 For the period from March 28, 1994 (commencement of operations) through December 31, 1997.


          For the seven-day period ended December 31, 1997, the Prime Money Market Fund's yield was 5.10% for Class A Shares and 5.35% for Institutional Shares, and its effective yield was 5.22% for Class A Shares and 5.48% for Institutional Shares. The U.S. Treasury Money Market Fund's yield for such period was 4.82% for Class A Shares and 5.07% for Institutional Shares, and its effective yield was 4.93% for Class A Shares and 5.19% for Institutional Shares. Yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Fund's price per share is determined.

          From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits.


          No performance figures are provided for Class B Shares which had not been offered as of the date of the financial information.


                        DIVIDENDS, DISTRIBUTION AND TAXES


          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

          The Adviser believes that each Fund qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1997. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gain), and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.


          Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code generally provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under
Section 1276 of the Code. A market discount bond is defined as any bond purchased by a Fund after April 30, 1993, and after its original issuance, at a price below its face or accredited value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by the Fund from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. If the Fund was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualifica tion as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.



                             PORTFOLIO TRANSACTIONS


          GENERAL. Transactions are allocated to various dealers by the Funds' investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. No brokerage commissions have been paid to date, except as noted below.

          To the extent research services are furnished by brokers through which a Fund effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Funds. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.

          CAPITAL GROWTH FUND AND EQUITY INCOME FUND. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Adviser might advise being engaged simultaneously in the purchase or sale of the same security. Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate for each of these Funds generally should be less than 100%. Higher turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


          When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


          The Company's Board of Directors has determined, in accordance with
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, that any portfolio transaction for the Fund may be executed by certain brokers that are affiliates of the Adviser when such broker's charge for the transaction does not exceed the usual and customary level.

          For the period April 1, 1996 (commencement of operations) through December 31, 1996 and the fiscal year ended December 31, 1997, the Capital Growth Fund paid total brokerage commissions of $88,860 and $360,208, respectively, none of which was paid to affiliates of the Adviser or BISYS. For the period February 27, 1997 (commencement of operations) through December 31, 1997, the Equity Income Fund paid total brokerage commissions of $16,678, none of which was paid to affiliates of the Adviser of BISYS. There were no gross spreads or concessions on principal transactions for the period. The Equity Income Fund has not completed its first fiscal year.

          INCOME FUND, LIMITED TERM INCOME FUND, TENNESSEE TAX- EXEMPT FUND, LIMITED TERM TENNESSEE TAX-EXEMPT FUND, LIMITED TERM U.S. GOVERNMENT FUND, PRIME MONEY MARKET FUND AND TREASURY MONEY MARKET FUND. Purchases and sales of Fund securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Fund for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


                           INFORMATION ABOUT THE FUNDS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "GENERAL INFORMATION."

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.

          As of March 27, 1998, the following shareholders owned of record 5% or more of the outstanding shares of the indicated Fund and Class:


                                                 PERCENT OF TOTAL SHARES
NAME AND ADDRESS                                 OF CLASS OUTSTANDING


CAPITAL GROWTH FUND:


JC Bradford Company                              27.26% (Class A Shares)
F/B/O Robert Jernigan
330 Commerce Street
 Nashville, TN  37201

FTC & Company                                    21.61% (Class A Shares)
Attn:  Datalynx No. 106
P.O. Box 173736
Denver, CO  80217

BHC Securities, Inc.                              6.14% (Class A Shares)
Attn: Cash Sweeps Dept.                          64.21% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA  19103


First American National Bank                      6.05% (Class A Shares)
Attn:  AmeriStar Investment Management           98.32% (Institutional Shares)
         and Trust
800 First American Center
Nashville, TN  37237

INCOME FUND:

First American National Bank                     80.76% (Class A Shares)
Attn:  AmeriStar Investment Management           99.99% (Institutional Shares)
         and Trust
800 First American Center
Nashville, TN  37237


BHC Securities, Inc.                             19.23% (Class A Shares)
Attn: Cash Sweeps Dept.                          91.69% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA  19103


EQUITY INCOME FUND:


BHC Securities, Inc.                             44.30% (Class A Shares)
Attn: Cash Sweeps Dept.                          68.93% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA  19103


First American National Bank                     17.67% (Class A Shares)
Attn:  AmeriStar Investment Management           98.71% (Institutional Shares)
         and Trust
800 First American Center
Nashville, TN  37237

LIMITED TERM INCOME FUND:


FTC & Company                                    54.74% (Class A Shares)
Attn: Datalynx No. 106
P.O. Box 173736
Denver, CO  80217

CoreLink Financial Inc.                          38.29% (Class A Shares)
1855 Gateway Blvd. Suite 500
P.O. Box 4054
Concord, CA  94520

BHC Securities, Inc.                             97.47% (Class B Shares)
Attn: Cash Sweeps Dept.
2005 Market Street, 12th Floor
Philadelphia, PA  19103


First American National Bank                     99.99% (Institutional Shares)
Attn:  AmeriStar Investment Management
         and Trust
800 First American Center
Nashville, TN  37237

LIMITED TERM U.S. GOVERNMENT FUND:


First American National Bank                     95.96% (Class A Shares)
Attn:  AmeriStar Investment Management
         and Trust
800 First American Center
Nashville, TN  37237

BHC Securities, Inc.                             99.98% (Class B Shares)
Attn: Cash Sweeps Dept.
2005 Market Street, 12th Floor
Philadelphia, PA  19103


LIMITED TERM TENNESSEE TAX-EXEMPT
FUND:


First American National Bank                     99.96% (Class A Shares)
Attn:  AmeriStar Investment Management
         and Trust
800 First American Center
Nashville, TN  37237

BHC Securities, Inc.                             99.99% (Class B Shares)
Attn: Cash Sweeps Dept.
2005 Market Street, 12th Floor
Philadelphia, PA  19103


TENNESSEE TAX-EXEMPT FUND:


JC Bradford Company                              29.60% (Class A Shares)
F/B/O Robert Jernigan
330 Commerce Street
Nashville, TN  37201

BHC Securities, Inc.                             22.73% (Class A Shares)
Attn: Cash Sweeps Dept.                          99.99% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA  19103

CoreLink Financial Inc.                          19.32% (Class A Shares)
1855 Gateway Blvd. Suite 500
P.O. Box 4054
Concord, CA  94520


First American National Bank                      8.12% (Class A Shares)
Attn: AmeriStar Investment Management            96.38% (Institutional Shares)
and Trust
800 First American Center
Nashville, TN  37237

PRIME MONEY MARKET FUND:


BHC Securities, Inc.                             51.68% (Class A Shares)
Attn:  Cash Sweeps Dept.
2005 Market Street
Philadelphia, PA  19103


First American National Bank                     46.60% (Class A Shares)
Attn: AmeriStar Investment                       94.74% (Insitutional Shares)
        Management and Trust
800 First American Center
Nashville, TN 37237

TREASURY MONEY MARKET FUND:

First American National Bank                     54.07% (Class A Shares)
Attn: AmeriStar Investment                       97.67% (Institutional Shares)
        Management and Trust
800 First American Center
Nashville, TN 37237


Hare & Co.                                       37.76% (Class A Shares)
c/o The Bank of New York
Attn:  Stif/Master Note
One Wall Street
New York, NY  10286


          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Fund's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Company's transfer and dividend disbursing agent. Under the transfer agency agreement with the Company, the Transfer Agent maintains shareholder account records for each Fund, handles certain communications between shareholders and the Fund and pays dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out- of-pocket expenses. Neither The Bank of New York nor BISYS Fund Services Ohio, Inc. has any part in determining the investment policies of any Fund or which securities are to be purchased or sold by a Fund.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Prospectus.

          KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, have been selected as each Fund's auditors.



                              FINANCIAL STATEMENTS


          The Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX


          Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff") and Thomson BankWatch, Inc.("BankWatch"):

S&P

BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Fitch

BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

BOND RATINGS

                                       AAA

          Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

          Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BankWatch

COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS RATINGS

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

INTERNATIONAL AND U.S. BANK RATINGS

          In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.